UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 22, 2014

                               CANNAPHARMARX, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     000-27055             24-4635140
----------------------------   -------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation                                      Identification No.)


     One Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640
               --------------------------------------------------
                    (Address of principal executive offices)


                                  720-939-1133
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                           GOLDEN DRAGON HOLDING CO.
                    ---------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

         Articles of Amendment were filed with the Secretary of State of Delaware on October 23, 2014 with an effective date of October 23, 2014. Copies of the Articles of Amendment are attached as an exhibit. The Certificate only changed the name of the Registrant to CannaPharmaRx, Inc.

Item 5.07 Submission of Matter to a Vote of Security Holders

         Pursuant to a Definitive 14a Proxy Statement filed with the Securities and Exchange Commission on October 9, 2014, the directors approved and the shareholders voted to approve a name change from Golden Dragon Holding Co. to CannaPharmaRx, Inc.

         A Certificate of Amendment was filed with the Secretary of State of Delaware on October 23, 2014 with an effective date of October 23, 2014.

         On October 9, 2014, the Company notified FINRA of its intent to change the Company's name to CannaPharmaRx, Inc. The Company is in the process of providing information to FINRA. The name and symbol change will be effective for trading upon FINRA approval.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit #                           Description

3.1               Articles of Amendment filed October 23, 2014

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CANNAPHARMRARX, INC.
                                  Formerly Golden Dragon Holding Co.


                                  By:      /s/ Gerry Crocker
                                           ----------------------------------
                                           Chief Executive Officer



Date: October 23, 2014